Business Combinations (Business Acquisition, Purchase Price Allocation) (Details) (USD $) In Thousands, unless otherwise specified	Apr. 29, 2011 Family Comfort Hospice [Member]	Apr. 29, 2012 Roto-Rooter [Member]	Dec. 31, 2010 Roto-Rooter [Member]
Business Acquisition [Line Items]
Working capital	$ 382		$ 268
Identifiable intangible assets	951	373	589
Goodwill	2,320	5,094	8,225
Other assets and liabilities - net	11	433	387
Assets total	$ 3,664	$ 5,900	$ 9,469